Supplement to the Fidelity® SAI Municipal Money Market Fund
May 30, 2023
Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Total annual operating expenses	0.16%
Fee waiver and/or expense reimbursement	0.09% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.07%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.07% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through July 31, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
1 year	$7
3 years	$29
5 years	$68
10 years	$183

The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund.  Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon sale of your shares.   An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
The fund is an institutional money market fund, which means that the NAV of the fund's shares will "float," fluctuating with changes in the values of the fund's portfolio securities. The fund's policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund's Board of Trustees, determines it is in the best interests of the fund.
The following information supplements information found in the "Fund Basics" section under the "Principal Investment Strategies" heading.
The fund may gain exposure to municipal money market securities by investing directly in individual securities or by investing in one or more Central funds, which are specialized Fidelity investment vehicles designed to be used by Fidelity funds. Fidelity uses Central funds to invest in particular security types or investment disciplines and generally does not charge any management fees for Central funds.
The following information supplements information found in the "Fund Basics" section under the "Description of Principal Security Types" heading.
Central funds are special types of investment vehicles created by Fidelity for use by Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of the fund's assets invested in the Central funds will be based upon the investment results of those funds.
The following information replaces similar information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading.
The fund is an institutional money market fund, which means that the NAV of the fund's shares will "float," fluctuating with changes in the values of the fund's portfolio securities. The fund's policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund's Board of Trustees, determines it is in the best interests of the fund.
The following information supplements information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading.
The Board of Trustees may determine that it would not be in a fund's best interests to continue operating under circumstances listed in Rule 22e-3 under the Investment Company Act of 1940, at which point the fund may permanently suspend redemptions and liquidate.
The following information replaces similar information found in the "Shareholder Information" section under the "Special Limitations Affecting Redemptions" heading.
Special Limitations Affecting Redemptions
Discretionary Liquidity Fees
A fund may impose liquidity fees during adverse market conditions. If, at any time, the fund's Board of Trustees (or it's delegate) determines it is in the fund's best interests, the fund must impose a liquidity fee of no more than 2% of the value of the shares redeemed on all fund redemptions.
Any such fee, which may be imposed as early as the same day, would remain in effect until the fund's Board of Trustees (or its delegate) determines that the fee is no longer in the fund's best interests.
Liquidity fees are generally designed to transfer the costs of liquidating fund securities from shareholders who remain in a fund to those who leave the fund during periods when liquidity is scarce or otherwise manage potential dilution and/or liquidity during periods of market stress. The fees are payable to the fund and any fees charged to a shareholder will fully or partially offset the gain or increase the loss realized by that shareholder upon redemption.
If discretionary liquidity fees are imposed, a fund will notify shareholders on the fund's website or by press release.
OMM-PSTK-0424-100 1.9912430.100	April 2, 2024
Supplement to the Fidelity® Series Government Money Market Fund October 30, 2023 Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The fund will not impose a fee upon the sale of your shares.
The following information supplements information found in the "Shareholder Information" section under the "Selling Shares" heading.
  The Board of Trustees may determine that it would not be in a fund's best interests to continue operating under circumstances listed in Rule 22e-3 under the Investment Company Act of 1940, at which point the fund may permanently suspend redemptions and liquidate.
GVM-PSTK-0424-101 1.9883874.101	April 2, 2024